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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
           CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934
     Date of Report (Date of earliest event reported) - November 22, 1995
                          UNITED CITIES GAS COMPANY
              (Exact name of registrant as specified in charter)



    Illinois and Virginia                        D-1284-3                             38-1801540
 (State or other jurisdiction             (Commission File Number)        (IRS Employer Identification Number)
     of incorporation)

     5300 Maryland Way, Brentwood, TN                                                    37027
 (Address of principal executive offices)                                             (Zip Code)

     Registrant's telephone number, including area code:  (615) 373-0104

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5.

Events

On November 22, 1995, United Cities Gas Company (the "Company") entered into a Distribution Agreement with Smith Barney Inc., PaineWebber Incorporated and A.G. Edwards & Sons, Inc., as agents, pursuant to which the Company agreed to issue and sell its Medium-Term Notes, Series A, as contemplated by the Company's registration statement on Form S-3; SEC File No. 33-56983.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(1) Distribution Agreement, dated November 22, 1995, by and among United Cities Gas Company, Smith Barney, Inc., PaineWebber Incorporated and A.G. Edwards & Sons, Inc., as agents.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

                                                UNITED CITIES GAS COMPANY

                                                By: /s/ O. Calvin Welck
                                                    -----------------------
                                                    O. Calvin Welck
                                                    Director Finance
                                                    On behalf of the registrant




Date:  November 22, 1995